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                                                                Exhibit 26(e)(4)

INDIVIDUAL LIFE INSURANCE
POLICY CHANGE APPLICATION PART 1
UNDERWRITING REQUIRED                                    [LOGO] [MINNESOTA LIFE]

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[MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Individual Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098]
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
A. REQUEST               Policy number(s)                          Insured name (last, first, middle)
   INFORMATION
                         ------------------------------------------------------------------------------------------------------
   Make all checks       Money submitted with application          Effective date of change
   payable to            $______________________                   [_] Current Date           [_] Date Of Next EFT/APP Draw
   Minnesota Life.       [_] Receipt Given                         [_] Other (Indicate mm/yy and reason)_______________________
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B. OWNER                 Owner name (last, first, middle)
   INFORMATION
                         ------------------------------------------------------------------------------------------------------
                         Telephone number  [_] Primary             E-mail address
                                           [_] Secondary
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C. ADDRESS               [_] Change Owner Home Address
   ADJUSTMENTS           [_] Add/Change Mailing Address
                             [_] Premium Notices Only   [_] All Correspondence Other Than Premium Notice   [_] All Mail
                         ------------------------------------------------------------------------------------------------------
                         Name (last, first, middle)

                         ------------------------------------------------------------------------------------------------------
                         Address

                         ------------------------------------------------------------------------------------------------------
                         City                                               State                          Zip

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D. FACE AMOUNT           [_] Change Face Amount: $_________________________________
   ADJUSTMENTS               (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                         [_] Cost Of Living Alternate Exercise   [_] AIO/AIOW/FAIA/GIO Exercise
                         [_] Inflation Rider Exercise                [_] Alternate Option Date:________________ (Attach Proof)
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E. PREMIUM AND           PREMIUM ADJUSTMENT
   BILLING               [_] Change Total Annual Planned Premium Amount: $______________________
   INFORMATION               (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                         PAYMENT METHOD
                         [_] Annual         [_] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:________________
                                                (If new plan, submit EFT/APP Authorization)
                         [_] Semi-Annual    [_] List Bill Plan Number:________________
                                                (If new plan, submit List Bill form)
                         [_] Quarterly      [_] Payroll Deduction Plan (PRD) Plan Number:________________
                         ------------------------------------------------------------------------------------------------------
                         NON-REPEATING PREMIUM (NRP)
                            Regular NRP $_____________     [_] Increase Face By     [_] Do Not Increase Face By
                                                               NRP Amount               NRP Amount

                         BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                         (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                              Total Annual Billable NRP $____________
                              (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                              Payment Method
                                 [_] Annual        [_] Monthly Electronic Funds Transfer (EFT/APP) Plan Number_______________
                                                       (If new plan, submit EFT/APP Authorization)
                                 [_] Semi-Annual   [_] Payroll Deduction Plan (PRD) Plan Number________________
                                 [_] Quarterly
                         ------------------------------------------------------------------------------------------------------
                         1035 EXCHANGE                            [_] Yes    [_] No
                         (If yes. submit 1035 Exchange Agreement form)
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F. PLAN                  [_] Change Plan Of Insurance:            [_] Life At Age:__________   [_] Protection To Age:__________
   ADJUSTMENTS               (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
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F59538 Rev 5-2010

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
G. PARTIAL               [_] Partial Surrender to Cash: $_____________ or [_] Max Amount
   SURRENDERS            [_] Partial Surrender to Eliminate Policy Loan (Dividend additions and accumulations will be surrendered first)
                         The death benefit amount will be reduced. To maintain current face amount check below
                         (underwriting is required):
                         [_] Maintain Face Amount
                         ------------------------------------------------------------------------------------------------------
                         IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE TO
                         WITHHOLD 10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO ALL
                         PARTIAL SURRENDERS AND LOAN ELIMINATIONS WITH TAXABLE GAIN. COMPLETE WITHHOLDING SECTION, AND ENTER
                         SOCIAL SECURITY NUMBER AND TAX ID NUMBER BELOW. [_] Yes, I elect withholding [_] No, I do not elect withholding
                         ------------------------------------------------------------------------------------------------------
                         Owner's Social Security number/tax ID number

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H. CONVERSIONS           [_] Conversion Term Insurance At Attained Age   [_] Partial Conversion Amount: $________________
                                                                             [_] Surrender Balance   [_] Retain Balance
                             Select Product:
                             [_] Adjustable Life Legend                         [_] Accumlator Variable Universal Life
                             [_] Adjustable Life Summit                         [_] Eclipse Indexed Universal Life
                             [_] Secure Whole Life                              [_] Eclipse Protector Indexed Universal Life
                             [_] Variable Adjustable Life Horizon                   (For Eclipse, Eclipse Protector, and
                             [_] Variable Adjustable Life Summit                    Accumulator, select a Death Benefit
                             [_] Other_____________________                         Qualification Test. If none selected the
                                                                                    default is GPT)
                                                                                    [_] Guideline Premium Test (GPT)
                                                                                    [_] Cash Value Accumulation Test (CVAT)

                         Select a Death Benefit or Dividend Option in Section I.
                         For Variable Adjustable Life and Universal Life, the default death benefit option is Level/Cash.
                         For Adjustable Life Legend, the default dividend option is Policy Improvement.
                         For Secure Whole Life, the default dividend option is Paid-Up Additions.
                         ------------------------------------------------------------------------------------------------------
                         [_] Convert Term Insurance Into Existing Policy
                             Existing Policy Number:___________________________
                         ------------------------------------------------------------------------------------------------------
                         [_] Convert Term Agreement
                             Term Agreement:_________________________________ Insured Name:_________________________________
                         ------------------------------------------------------------------------------------------------------
                         AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION, IF AVAILABLE FOR THE
                         PRODUCT, UNLESS INDICATED HERE: [_] Omit Automatic Premium Loan Provision
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I. OTHER ADJUSTMENTS     [_] Change Death Benefit Option To:                                  [_] Change Dividend Option To:
                             [_] Cash/Level   [_] Protection/Increasing   [_] Sum of Premiums
                                                                                              ______________________________
                         The Protection death benefit option generally requires underwriting.
                         If changing from Level Death Benefit Option the face amount will decrease. To maintain current face amount check below
                         (underwriting is required):

                         [_] Maintain Face Amount
                         ------------------------------------------------------------------------------------------------------
                         [_] Improve Risk Class
                             [_] Maintain current annual premium
                             [_] Reduce current annual premium
                         ------------------------------------------------------------------------------------------------------
                         [_] Add Non-Smoker/Non-Tobacco Designation
                             1. Do you currently smoke any cigarettes or have you smoked any cigarettes in     [_] Yes   [_] No
                                the past 12 months?
                             2. Do you currently use any tobacco or have you used any tobacco in the past      [_] Yes   [_] No
                                12 months?

                             I understand that a material misrepresentation, including but not limited to, statements regarding my tobacco status, may result in the cancellation of insurance and non-payment of any claim.
                         ------------------------------------------------------------------------------------------------------
                         [_] Reinstate
                             I understand that this application will be attached to and considered part of the policy to which it applies. Also, I understand that this policy will be contestable, as to representations in this application, from the date of reinstatement for the time period stated
                             in the incontestable provision of the policy.
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                                                                                                            F59538-2 Rev 5-2010
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
J. ADDITIONAL            [_] MAINTAIN Current Annual Premium                    [_] CHANGE Current Annual Premium Accordingly
   AGREEMENTS
                                                                                ADD    REMOVE   DECREASE       NEW
                                                                                                 AMOUNT      AMOUNT
   Select only those
   agreements            Accidental Death Benefit Agreement*                    [_]     [_]
   available on the      Additional Insured Agreement*                          [_]     [_]        [_]     $__________
   products applied      (Complete Family Term Application)
   for.                  Adjustable Survivorship Life Agreement                 [_]     [_]        [_]     $__________
                         (Complete Application for Designated Life)
                         Automatic Premium Loan Provision                       [_]     [_]
                         Business Continuation Agreement                        [_]     [_]        [_]     $__________
                         (Complete Application for Designated Life)
                         Children's Term or Family Term Children's              [_]     [_]        [_]     $__________
                         Agreement (Complete Family Term Application)
                         Cost of Living Agreement                               [_]     [_]
                         Death Benefit Guarantee Agreement*                     [_]     [_]
                         Early Values Agreement*                                [_]
                         Enhanced Guaranteed Agreement                          [_]     [_]
                         Enhanced Guaranteed Choice Agreement                   [_]     [_]
                         Estate Preservation Agreement*                         [_]     [_]
                         Face Amount Increase Agreement                         [_]     [_]        [_]     $__________
                         Family Term - Spouse Agreement                         [_]     [_]        [_]     $__________
                         (Complete Family Term Application)
                         Guaranteed Insurability Option Agreement               [_]     [_]        [_]     $__________
                         Guaranteed Insurability Option Agreement               [_]     [_]
                         Waiver*
                         Guaranteed Protection Waiver                           [_]     [_]
                         Interest Accumulation Agreement*                       [_]     [_]        [_]     __________%
                         Inflation Agreement                                    [_]     [_]
                         Long-Term Care Agreement                               [_]     [_]        [_]     $__________
                         (Complete LTC Agreement Supplement Application)
                         Overloan Protection Agreement                          [_]     [_]
                         Policy Enhancement Rider                               [_]     [_]        [_]     __________%
                         (Indicate a whole number from 3 to 10%)
                         Single Premium Paid Up Additional                      [_]     [_]
                         Insured Agreement
                         Surrender Value Enhancement Agreement*                 [_]     [_]
                         Term Insurance Agreement*                              [_]     [_]        [_]     $__________
                         Waiver of Charges Agreement                            [_]     [_]
                         Waiver of Premium Agreement                            [_]     [_]
                         Other:_____________________________
                         *Can only be added when converting term insurance to a new policy.
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                                                                                                            F59538-3 Rev 5-2010
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
K. LIFE INSURANCE        Does the Insured have any life insurance or annuity in force or pending, including    [_] Yes   [_] No
   IN FORCE AND          life insurance sold or assigned, or is in the process of being sold or assigned, to
   REPLACEMENT           a life settlement, viatical or secondary market provider? If yes, provide details in the chart below.

   Submit appropriate    Has there been, or will there be, replacement of any existing life insurance or       [_] Yes   [_] No
   replacement forms     annuity, as a result of this application? (Replacement includes, but is not limited
   (not needed if        to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change to any
   replacing group       existing life insurance or annuity.) If yes, provide details in the chart below.
   coverage).
                         LIFE INSURANCE IN FORCE
                         --------------------------------------------------------------------------------------
                                                                      Year                         Will it be
                               Full Company Name          Amount     Issued          Type          Replaced?
                         --------------------------------------------------------------------------------------
                                                                             [_] Individual or
                                                                             [_] Group              [_] Yes
                                                                             [_] Personal or        [_] No
                                                                             [_] Business
                         --------------------------------------------------------------------------------------
                                                                             [_] Individual or
                                                                             [_] Group              [_] Yes
                                                                             [_] Personal or        [_] No
                                                                             [_] Business
                         --------------------------------------------------------------------------------------
                                                                             [_] Individual or
                                                                             [_] Group              [_] Yes
                                                                             [_] Personal or        [_] No
                                                                             [_] Business
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L. INSURED               Driver's license number                State of issue             Expiration date
   UNDERWRITING
   INFORMATION           ------------------------------------------------------------------------------------------------------
                         Birthplace (state or, if outside the US, country)

                         ------------------------------------------------------------------------------------------------------
                         Occupation                             Income

                         ------------------------------------------------------------------------------------------------------
                         1. Is the insured a US citizen?                                                       [_] Yes   [_] No

                            If no, citizen of ______________________

                            Indicate visa type______________________

                         2. Does the insured plan to travel or reside outside the US in the next two years?    [_] Yes   [_] No
                            If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                            _________________________________________________________________________________
                            _________________________________________________________________________________

                         3. Has the insured within the last five years, or does the engage in piloting a       [_] Yes   [_] No
                            plane? If yes, complete the Military and Aviation Statement.

                         4. Has the insured within the last five years, or does the proposed insured plan to   [_] Yes   [_] No
                            engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving? If yes, complete the Sports and Avocation Statement.

                         5. Is the insured in the Armed Forces, National Guard, or Reserves?                   [_] Yes   [_] No
                            If yes, complete the Military and Aviation Statement.

                         6. Has the insured applied for insurance within the last six months?                  [_] Yes   [_] No
                            If yes, provide details below.
                            _________________________________________________________________________________
                            _________________________________________________________________________________

                         7. Has the insured applied for life insurance in the past five years that was         [_] Yes   [_] No
                            declined or rated? If yes, provide details below.
                            _________________________________________________________________________________
                            _________________________________________________________________________________
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                                                                                                            F59538-4 Rev 5-2010
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
                         8. Has the insured, within the past ten years, been convicted of a driving while      [_] Yes   [_] No
                            intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.
                            _________________________________________________________________________________
                            _________________________________________________________________________________

                         9. Except for traffic violations, has the insured ever been convicted of a            [_] Yes   [_] No
                            misdemeanor or felony? If yes, provide dates and details below.
                            _________________________________________________________________________________
                            _________________________________________________________________________________

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M. ADDITIONAL REMARKS



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N. HOME OFFICE           HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                         Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in IL, NJ, or OR for change in age, gender, amount, classification, plan or benefits unless agreed to in writing.


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                                                                                                           F59538-5  Rev 5-2010
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